UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - May 30, 2008

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 30, 2008, RF Monolithics, Inc. (the “Company”) entered into a First Amendment to the existing Amended and Restated Credit and Security Agreement with Wells Fargo Bank, National Association, part of Wells Fargo & Company (NYSE: WFC). This credit facility consists of a $2M amortizing term note and a $11 million revolving note. The amended credit agreement expires in December, 2010. The First Amendment will be filed with the Company’s Form 10-Q Quarterly Report for the period ending May 30, 2008, on or about July 15, 2008.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.
	Exhibit	Description
	99	RF Monolithics, Inc. News Release date June 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E. Barnes III
Harley E. Barnes III
Chief Financial Officer

Date:	June 3, 2008

EXHIBIT INDEX

Exhibit	Description
99	RF Monolithics, Inc. News Release date June 3, 2008.